UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 6, 2021

Date of Report (Date of earliest event reported)

SLINGER BAG INC.

(Exact name of registrant as specified in its charter)

Nevada	333-214463	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill, MD

21244

(Address of principal executive offices, including Zip Code)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On October 6, 2021, Slinger Bag Inc. (the “Company”) entered into a merger agreement with, inter alia, PlaySight Interactive Ltd. (“PlaySight”) (the “Agreement”) pursuant to which PlaySight will, subject to the satisfaction of the closing conditions described below, become a wholly owned subsidiary of the Company in exchange for the following consideration:

(i)	28,333,333 shares of the Company’s common stock (subject to adjustment);

(ii)	payment of certain PlaySight transaction costs; and

(iii)	up to a maximum of 5,142,858 earn-out shares (subject to the fulfilment of certain milestones and reduction under certain circumstances),

Closing Conditions

Closing of the merger is conditional upon the satisfaction or waiver of each of the following conditions on or before February 28, 2022:

(a)	the grant (in terms satisfactory to the Company) of all those consents, authorisations or other clearances which are required by any governmental authority in relation to the transactions contemplated by the Agreement;

(b)	the clearance of the Company’s information Statement relating to the Agreement (the “Information Statement”), which will include audited financial statements of PlaySight (including confirmation that such Information Statement will not be reviewed), by the Securities and Exchange Commission for mailing or otherwise making available to the Company’s shareholders;

(c)	PlaySight having received approval of the terms of the Agreement by a requite majority of its shareholders;

(d)	fifty (50) days having passed after the filing of the merger proposal with the Israel Companies Registrar and thirty (30) days shall have passed after PlaySight shareholder approval;

(e)	Israeli tax rulings having been obtained;

(f)	the Company having paid (i) all of the costs, charges and expenses of the accounting firm to be incurred by the Company and/or PlaySight relating to the financial information required to be included in the Company’s Information Statement and (ii) all the professional advisers’ costs, charges and expenses incurred by PlaySight in connection with the transactions contemplated by the Agreement (ii) certain outstanding loans payable by PlaySight as at closing (excluding certain PlaySight convertible notes) as may be agreed by the Company and PlaySight and (iii) up to $5,000,000 in aggregate principal amount together with accrued interest of PlaySight convertible notes; and

(g)	certain key executives being employed by or providing consulting services to PlaySight at closing under the terms of an employment or consulting and non-competition agreement to be entered into between such key executive and PlaySight prior to closing on terms satisfactory to the Company.

The acquisition has been approved by stockholders of the Company holding at least a majority of the voting power of the Company.

Termination Rights

If:

(a)	a material adverse change relating to PlaySight occurs;

(b)	PlaySight is in material breach of its pre-closing conduct of business undertakings;

(c)	PlaySight is in breach of its undertaking to deliver (i) audited financial statements, as of and for the two (2) financial years ended December 31, 2020 and December 31, 2019 prepared in accordance with PCAOB standards (ii) unaudited interim financial statements prepared in accordance with GAAP and Regulation S-X covering the applicable periods required to be included in the information statement and (iii) pro forma information for inclusion in the Information Statement within 90 days of the date of the Agreement;

(d)	PlaySight is in material breach of any of its warranties set forth in the Agreement;

(e)	there shall occur any act or event which upon closing of the merger is reasonably likely to result in a material breach of any of the warranties upon their repetition in accordance with clause 8.3 of the Agreement; or

(f)	there is any material breach or non-fulfilment of any material obligations under this Agreement by PlaySight,

which, is incapable of remedy or, if capable of remedy, is not so remedied by PlaySight then the Company shall, in any such case, be entitled (in addition and without prejudice to any other rights or remedies it may have against PlaySight under this Agreement or otherwise) to elect not to complete the merger and the Agreement (other than certain continuing obligations) shall automatically terminate and cease to have effect, save that the rights and liabilities of the parties which have accrued prior to such termination shall continue to subsist.

If:

(a)	a material adverse change relating to the Company occurs;

(b)	the Company does not timely and fully satisfy any funding obligation to PlaySight under the bridge loan agreement entered into on July 21, 2021, as amended on October 7, 2021 in conformance with the terms thereof;

(c)	the Company or the merger sub to be formed for the merger is in material breach of any of the Company’s warranties;

(d)	there shall occur any act or event which upon closing of the merger is reasonably likely to result in a material breach of any of the Company’s warranties under the Agreement; or

(e)	there is any material breach or non-fulfilment of any material obligations under the Agreement by the Company or the merger sub,

which, is incapable of remedy or, if capable of remedy, is not so remedied by Company then then PlaySight shall, in any such case, be entitled (in addition and without prejudice to any other rights or remedies it may have against the Company or the merger sub under the Agreement or otherwise) to elect not to complete the merger and the Agreement (other than certain continuing obligations) shall automatically terminate and cease to have effect, save that the rights and liabilities of the parties which have accrued prior to such termination shall continue to subsist.

Registration Rights

The Company has agreed in the Agreement that if it registers the issuance or sale of any of its common stock in connection with a public offering of such securities solely for cash, the Company shall, at such time, promptly give each selling shareholder of PlaySight that is an affiliate of the Company pursuant to Rule 144 under the Securities Act of 1933, as amended, notice of such registration and, upon request, register the shares of its common stock held by such person subject to customary underwriter cutbacks.

Other

The Agreement contains customary warranties and agreements of PlaySight and the Company and customary closing conditions, indemnification rights, and other obligations of the parties. The liability of PlaySight under its warranties is capped at $1. However, in order for a shareholder of PlaySight to receive consideration from the Company, the Company will require receipt of a letter of transmittal, inter alia, containing a warranty that such shareholder has good and valid unencumbered title to its shares of PlaySight. The Company intends to put insurance in place in an amount of up to $10,000,000 to cover potential breaches of PlaySight’s business warranties in the merger agreement, but there can be no assurances that the Company will be successful in securing such insurance.

In October 2020, the Company appointed the first three representatives of the Slinger Advisory Board, which included George Mackin, as a Media and Smart technology expert having previously owned the Indian Wells Tennis event and Tennis.com media. George Mackin is currently Chairman of PlaySight.

First Amendment to Convertible Loan Agreement

The Company and PlaySight agreed that, to the extent that immediately prior to the closing of the merger, any amounts are owing by PlaySight under the Convertible Loan Agreement dated July 21, 2021 (the “CLA”), the number of shares of the Company’s common stock to be issued as merger consideration under the Agreement will be reduced by the such number of shares of the Company’s common stock equal to (i) all amounts owing by PlaySight under the CLA at the time of closing of the merger divided by (ii) US$2.625 as contemplated in the Agreement and all amounts owing by PlaySight under the CLA, as amended, will automatically be deemed repaid pursuant to such arrangement.

The Company further agreed to lend PlaySight additional funds to be drawn down as follows:

●	Monday, December 27, 2021: $500,000;
●	Monday, January 10, 2022: $500,000;
●	Monday, February 21, 2022: $500,000; and
●	thereafter, every six (6) weeks the Company shall make additional advances to PlaySight in the amount of $500,000 each, with the first such advance to be made on Monday, April 4, 2022 (followed by: Monday, May 16, 2022; etc.), until the earlier of such time as the closing of the merger occurs or the Agreement is otherwise terminated.

Item 7.01 Regulation FD Disclosure

On October 12, 2021, the Company issued a press release announcing the entry into the Agreement. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. These statements include, but are not limited to, statements about the expected timing, completion, financial benefits and other effects of the proposed merger. All statements, other than statements of historical fact, regarding business strategy and respective management’s plans and objectives for future operations of each of the Company and PlaySight are forward-looking statements. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to the Company, or the Company’s management or PlaySight or PlaySight’s management, are intended to help identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe that management’s respective expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements are subject to various risks and uncertainties that may cause actual results to differ materially and adversely from expectations as indicated in the forward-looking statements. These risks and uncertainties include: expected cost savings, revenue enhancements, synergies and other financial benefits from the proposed merger might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the ability of the Company and PlaySight to obtain requisite shareholder and regulatory approvals for the proposed merger and the issuance of stock in the merger as the case may be; and the ability of the Company and PlaySight to execute their respective business plans (including the proposed merger). Further, actual results may be affected by the ability to compete on price and other factors with other connected sport and artificial intelligence companies; customer acceptance of new products and services; the regulatory environment in which we operate; and general trends in the sports and artificial intelligence industries and economy as those factors relate to the cost of funds and return on assets. Many of these risks, as well as other risks that may have a material adverse impact on our operations and business, are identified in other filings of the Company made with the SEC. However, you should be aware that these factors are not an exhaustive list, and you should not assume these are the only factors that may cause our actual results to differ from our expectations. These forward-looking statements are made only as of the date of this current report, and the Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this current report.

Important Notice

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval. In connection with the proposed merger, the Company intends to file with the Securities and Exchange Commission (the “SEC”) an information statement on Schedule 14C that will be sent to the Company’s shareholders seeking their approval of the proposed merger the issuance of shares of the Company’s common stock to be issued in connection with the proposed merger. This Current Report on Form 8-K is not a substitute for the information statement the Company will file with the SEC regarding the proposed merger or for any other related document either party may file with the SEC, and readers should not rely upon it as such. INVESTORS AND SECURITY HOLDERS OF SLINGER BAG INC. ARE URGED TO READ THE INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Such documents will be available free of charge through the SEC’s EDGAR database at http://www.sec.gov, or by calling the SEC at 1-800-SEC-0330. The information statement and other material documents related to the proposed merger also may be obtained for free, as soon as reasonably practicable after filing with the SEC and on the Company’s website at http://www.slingerbag.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1 4.1	Merger Agreement dated October 6, 2021 Convertible Loan Agreement dated July 21, 2021 as amended by First Amendment to Convertible Loan Agreement dated October 7, 2021
99.1	Press Release of the Company dated October 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Slinger Bag inc.
a Nevada corporation

Dated: October 12, 2021	By:	/s/ Mike Ballardie
Chief Executive Officer